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   EXHIBIT 10.6 - Employees' Deferred Profit Sharing Retirement Plan



                      Bio-Rad Laboratories, Inc.

          Employees' Deferred Profit Sharing Retirement Plan


         (As Amended and Restated Effective January 1, 1989, and Including
           Additional Amendments Adopted Through December 31, 1994)

                      Bio-Rad Laboratories, Inc.
          Employees' Deferred Profit Sharing Retirement Plan

                       TABLE OF CONTENTS

                                                                        Page

   ARTICLE 1.  NAME, EFFECTIVE DATE, PURPOSE AND CONSTRUCTION             1
      1.01      Plan Name                                                 1
      1.02      Effective Date                                            1
      1.03      Purpose and History                                       1
      1.04      Construction                                              2
      1.05      Employment Relationship Not Affected                      3
      1.06      Terminated Participants Not Affected                      3

   ARTICLE 2.  DEFINITIONS                                                4
      2.01      Account                                                   4
      2.02      Affiliated Employer                                       4
      2.03      Allowable Compensation                                    4
      2.04      Alternate Payee                                           5
      2.05      Beneficiary                                               5
      2.06      Break in Service                                          5
      2.07      Code                                                      5
      2.08      Committee                                                 5
      2.09      Date of Hire                                              5
      2.10      Deferred Retirement Date                                  5
      2.11      Determination Date                                        5
      2.12      Direct Rollover                                           5
      2.13      Disability                                                5
      2.14      Distributee                                               5
      2.15      Eligible Employee                                         6
      2.16      Eligible Participant                                      6
      2.17      Eligible Retirement Plan                                  6
      2.18      Eligible Rollover Distribution                            6
      2.19      Employee                                                  6
      2.20      Employer                                                  6
      2.21      Entry Date                                                6
      2.22      ERISA                                                     6
      2.23      General Trust Fund                                        6
      2.24      Highly Compensated Employee                               7
      2.25      Hour of Service                                           8
      2.26      Inactive Participant                                      8
      2.27      Key Employee                                              8

      2.28      Leased Employee                                           9
      2.29      Non-Highly Compensated Employee                           9
      2.30      Non-Key Employee                                          9
      2.31      Normal Retirement Date                                    9
      2.32      Owner                                                     9
      2.33      Participant                                              10
      2.34      Plan                                                     10
      2.35      Plan Administrator                                       10
      2.36      Plan Compensation                                        10
      2.37      Plan Year                                                10
      2.38      Profit Sharing Account                                   10
      2.39      Qualified Domestic Relations Order (QDRO)                10
      2.40      Service                                                  10
      2.41      Spousal Consent                                          11
      2.42      Suspense Account                                         11
      2.43      TEFRA                                                    11
      2.44      Testing Compensation                                     11
      2.45      Top-Heavy Plan                                           12
      2.46      Trust                                                    13
      2.47      Trust Agreement                                          13
      2.48      Trust Fund                                               13
      2.49      Trustee                                                  13
      2.50      Valuation Date                                           13
      2.51      List of Terms Defined Elsewhere                          13

   ARTICLE 3.  ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION    14
      3.01      Definitions                                              14
      3.02      Participation                                            14
      3.03      Beneficiary Designation                                  15
      3.04      Change from Ineligible to Eligible Employee              15
      3.05      Former Employee Rehired                                  15
      3.06      Committee Determines Eligibility                         16

   ARTICLE 4.  CONTRIBUTIONS                                             17
      4.01      Employer Contributions                                   17
      4.02      Timing of, Limitations on and Return of Employer
                  Contributions                                          18

   ARTICLE 5.  ALLOCATION OF CONTRIBUTIONS                               19
      5.01      Definitions                                              19
      5.02      Allocation Methods                                       19
      5.03      Limitations on Annual Allocations                        19
      5.04      Restoration Procedures                                   20

   ARTICLE 6.  VESTING OF ACCOUNTS                                       22
      6.01      Automatic Vesting                                        22
      6.02      Vesting Based of Service                                 22
      6.03      Top-Heavy Vesting                                        23
      6.04      Years of Service for Vesting                             24
      6.05      Forfeitures and Restorations                             24
      6.06      No Divestment                                            26
      6.07      Amendment to Vesting                                     26
      6.08      Failure to Locate Recipient                              26

   ARTICLE 7.  ALLOCATION OF TRUST INCOME OR LOSS                        27
      7.01      Determination of Net Income                              27
      7.02      Valuation                                                27
      7.03      Valuation Dates                                          27
      7.04      Special Valuation Dates at Committee Discretion          27

   ARTICLE 8.  PARTICIPANTS' ACCOUNTS                                    28
      8.01      Separate Accounts                                        28
      8.02      Statement of Accounts                                    28
      8.03      Valuation of Account When Payment Due                    28

   ARTICLE 9.  DISTRIBUTIONS AND WITHDRAWALS                             29
      9.01      General                                                  29
      9.02      Administrative Rules                                     29
      9.03      Timing of Distributions                                  29
      9.04      Treatment of Deferred Amounts                            31
      9.05      Methods of Distribution                                  31
      9.06      Distribution in Periodic Payments                        32
      9.07      Distribution Upon Death of Participant                   32
      9.08      Distributions to Minors or Legally Incompetent
                  Persons                                                33
      9.09      Direct Rollover of Eligible Rollover Distributions       33
      9.10      Withholding on Distributions                             33
      9.11      Tax Information To Be Provided                           34

   ARTICLE 10. SERVICE                                                   35
      10.01     Definitions                                              35
      10.02     Crediting of Hours Subject to DOL Regulation             37
      10.03     Hours of Service Equivalency                             37

   ARTICLE 11. FIDUCIARY RESPONSIBILITY                                  38
      11.01     Named Fiduciaries                                        38
      11.02     Fiduciary Standards                                      38
      11.03     Fiduciaries Liable for Breach of Duty                    38
      11.04     Fiduciary May Employ Agents                              38
      11.05     Authority Outlined                                       39
      11.06     Fiduciaries Not to Engage in Prohibited Transactions     40

   ARTICLE 12. ADMINISTRATIVE COMMITTEE                                  41
      12.01     Appointment of Administrative Committee                  41
      12.02     Committee Operating Rules                                41
      12.03     Duties of Plan Administrator                             41
      12.04     Recordkeeping Duties of the Committee                    41
      12.05     Committee Powers                                         42
      12.06     Committee to Establish Funding Policy                    42
      12.07     Committee May Retain Advisors                            42
      12.08     Claims Procedure                                         43
      12.09     Committee Indemnification                                44

   ARTICLE 13. INVESTMENTS AND LOANS                                     45
      13.01     Investment Authority                                     45
      13.02     Use of Mutual or Commingled Funds Permitted              45
      13.03     Trustees May Hold Necessary Cash                         45
      13.04     Trustees to Act Upon Committee Instruction               45
      13.05     Appointment of Investment Manager                        46
      13.06     No Loans Permitted                                       46

   ARTICLE 14. TRUSTEE                                                   47
      14.01     Trustees Duties                                          47
      14.02     Indicia of Ownership Must Be in United States            47
      14.03     Permissible Trustees Action                              47
      14.04     Trustee's Fees For Services and Advisors Retained        48
      14.05     Annual Accounting and Asset Valuation                    48
      14.06     Trustee Removal or Resignation                           48
      14.07     Approval of Trustees Accounting                          49
      14.08     Trust Not Terminated Upon Trustees Removal or
                  Resignation                                            49
      14.09     Trustees May Consult With Legal Counsel                  49
      14.10     Trustees Not Required to Verify Identification or
                  Addresses                                              49
      14.11     Individual Trustee Rules                                 50
      14.12     Indemnification of Trustee and Insurance                 50
      14.13     Income Tax Withholding                                   50

   ARTICLE 15. AMENDMENT, TERMINATION AND MERGER                         51
      15.01     Trust is Irrevocable                                     51
      15.02     Employer May Amend Trust Agreement                       51
      15.03     Employer May Terminate Plan or Discontinue Profit
                  Sharing Contributions                                  51
      15.04     Timing of Plan Termination                               52
      15.05     Action Required Upon Plan Termination                    52
      15.06     Nonreversion of Assets                                   52
      15.07     Merger or Consolidation Cannot Reduce Benefits           52

   ARTICLE 16. ASSIGNMENTS                                               53
      16.01     No Assignment                                            53
      16.02     Qualified Domestic Relations Order Permitted             53

   ARTICLE 17. ADOPTION OF THE PLAN BY AFFILIATED EMPLOYERS              54
      17.01     General                                                  54
      17.02     Written Consent Required                                 54
      17.03     Rights of Member Employer                                54
      17.04     Member Employer May Terminate Participation              55
      17.05     Member Employer Liability                                55

                      Bio-Rad Laboratories, Inc.
          Employees' Deferred Profit Sharing Retirement Plan


   THIS TRUST AGREEMENT is made and entered into by and between BIO-RAD LABORATORIES, INC. (the "Employer") and DAVID SCHWARTZ and JAMES VIGLIENZONE (the "Trustees").


   ARTICLE 1.  NAME, EFFECTIVE DATE, PURPOSE AND CONSTRUCTION

   1.01 Plan Name

        The Plan set forth in this Trust Agreement shall be known as the Bio-Rad Laboratories, Inc. Employees' Deferred Profit Sharing Retirement Plan.

   1.02 Effective Date

        The general effective date of this amended and restated Plan and Trust Agreement is January 1, 1989; however, certain Articles and Sections are effective as of the earlier or later dates specified therein. Sections 2.24, 2.28, 2.29 and 5.01 became effective on January 1, 1987.

   1.03 Purpose and History

             (a)  Purpose

                   The  Plan  is  intended to qualify  as  a  profit
             sharing plan under section 401(a) and related provisions of the Code, and the Trust is intended to be tax-exempt under section 501(a) of the Code. The Plan and Trust shall be maintained for the exclusive purpose of providing retirement and survivor benefits to Eligible Employees and their Beneficiaries.

             (b)  History

                  This Trust Agreement and the Plan contained herein
             constitute an amendment and complete restatement of the Plan and Trust Agreement, which first became effective on January 1, 1973, and which has been amended from time to time since that date.

             (c)  Purposes of Restatement

                   The  principal  purpose  of  this  amendment  and
             restatement is to comply with the requirements of the Tax Reform Act of 1986 and subsequent legislation and regulations that became effective prior to January 1, 1995.

   1.04 Construction

        The following miscellaneous provisions shall apply in the construction of the Plan and Trust Agreement:

             (a)  State Jurisdiction

                   All  matters  relating to the  validity,  effect,
             interpretation and administration of this Plan and Trust Agreement shall be determined in accordance with ERISA and, to the extent not preempted by ERISA, with the laws of the State of Delaware.

             (b)  Gender

                   Wherever appropriate, words used in the  singular
             may include the plural or the plural may be read as the singular, the masculine may include the feminine, and the neuter may include both the masculine and the feminine.

             (c)  Application of ERISA and Code References

                   All  references to sections of ERISA or the Code,
             or any regulations or rulings thereunder, shall be deemed to refer to such sections as they may subsequently be modified, amended, replaced or amplified by any federal statutes, regulations or rulings.

             (d)  Enforceable Provisions Remain Effective

                   If  any provision of this Plan and Trust are held
             by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions of the Plan and Trust Agreement shall continue to be fully effective.

             (e)  Headings

                   Headings  are  inserted for  reference  only  and
             constitute no part of the construction of this Plan and Trust Agreement.

   1.05 Employment Relationship Not Affected

        Nothing in the Plan or Trust shall be deemed a contract between the Employer and any Employee, nor shall the rights or obligations of the Employer or any Employee to continue or terminate employment at any time be affected hereby.

   1.06 Terminated Participants Not Affected

        Notwithstanding anything to the contrary contained herein, any person who was a Participant in the Plan prior to the effective date of this amendment and restatement and who is not both a Participant and an Eligible Employee under the amended and restated Plan document, as it is made effective, will have his rights and remedies, if any, determined by the terms and conditions of the Plan in effect as of the date his participation ceased or the date he ceased to be an Eligible Employee, whichever occurred first.

   ARTICLE 2.  DEFINITIONS

   Terms that are used only in a single Article (beginning with Article 3) are generally defined at the beginning of that Article. Section 2.52 lists the terms so defined. The following words and phrases are used throughout this Trust Agreement and are defined below:

   2.01 "Account" means the aggregate of all records maintained by the Committee for purposes of determining a Participant's or Beneficiary's interest in the Trust Fund and shall include the Profit Sharing Account, as adjusted by such other amounts properly credited or debited to such Account.

   2.02 "Affiliated Employer" means any corporation which is a member of a controlled group of corporations (as defined in section 414(b)) of the Code which includes the Employer, any trade of business (whether or not incorporated) which is under common control (as defined in section 414(c) of the Code) with the Employer, any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in section 414(m) of the Code which includes the Employer, and any other entity required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

   2.03 "Allowable Compensation" for purposes of determining the Top-Heavy minimum contributions, and for purposes of determining the limitations on allocations pursuant to Article 5, means the total of all wages, salaries, fees for professional services and other amounts paid by the Employer or an
        Affiliated   Employer  during  a  Limitation   Year   to   a
        Participant for services actually rendered in the course of employment including (but not limited to) bonuses, overtime,
        commissions   and  incentive  compensation,  but   excluding
        amounts which are contributed to a retirement plan, deferred compensation plan or other plan and which are not included as taxable income for such year, or amounts which are not deemed to be income for current services rendered such as amounts realized from the sale, exercise or exchange of Employer stock or stock options. Allowable Compensation shall not include amounts which a Participant elected to have the Employer contribute on his behalf for the Plan Year as a salary deferral contribution under any plan of the Employer.

        For Plan Years beginning after 1988 and before 1994, the Allowable Compensation taken into account for a Participant shall not exceed $200,000, as adjusted pursuant to section 401(a)(17) of the Code. Effective for Plan Years beginning after 1993, the Allowable Compensation taken into account for a Participant shall not exceed $150,000, as indexed for inflation in increments of $10,000, pursuant to section 401(a)(17) of the Code. The applicable annual dollar limit applies to the aggregate Allowable Compensation paid to a Highly Compensated Employee who is a five percent Owner and/or a Highly Compensated Employee in a group consisting of the 10 most highly compensated employees of the Employer and such individual's spouse and lineal descendants who have not attained age 19 before the end of the Plan Year. If, as a result of the application of the family aggregation rule, the annual dollar limit is exceeded, then the limit shall be pro-rated among the affected individuals in proportion to each such individual's Allowable Compensation as determined prior to the application of the limit.

   2.04 "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant recognized by a Qualified Domestic Relations Order as having a right to receive all or a portion of a Participant's benefits under the Plan.

   2.05 "Beneficiary" means any person designated by a Participant to receive benefits upon the death of such Participant, subject to the limitations of Section 3.03.

   2.06 "Break in Service" means an Eligibility Computation Period (as defined in Section 3.01(b)) in which an Employee is credited with 500 or fewer Hours of Service.

   2.07 "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

   2.08 "Committee" means the Administrative Committee designated under Article 12.

   2.09 "Date of Hire" means the date on which an Employee first performs an Hour of Service for the Employer.

   2.10 "Deferred Retirement Date" means the date of actual retirement from the Employer by a Participant who remains in the employ of the Employer after attaining his Normal Retirement Date.

   2.11 "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year.

   2.12 "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

   2.13 "Disability" means the permanent incapacity of a Participant, by reason of physical or mental illness, to perform his usual duties for the Employer, resulting in termination of his service with the Employer. Disability shall be determined by the Committee in a uniform and nondiscriminatory manner after consideration of such evidence as it may require, which shall include a report of such physician or physicians as it may designate.

   2.14 "Distributee" means an Employee or former Employee to whom a plan distribution is payable. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order are Distributees with regard to the interest of the spouse or former spouse.

   2.15 "Eligible  Employee" has the meaning set  forth  in  Section
        3.01.

   2.16 "Eligible Participant" means an Eligible Employee who completed at least 1,000 Hours of Service in the relevant Plan Year, and who was a Participant on the last day of the Plan Year.

   2.17 "Eligible Retirement Plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) of the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or an individual retirement annuity.

   2.18 "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of 10 years or more; (ii) any distribution to the extent such distribution is required under section 401(a)(9) of the
        Code; (iii) the portion of any distribution that is not includable in gross income; (iv) any aggregate distributions which total less than $200 within one taxable year; and (v) in the case of a partial Direct Rollover where the
        Distributee elects to received a portion in cash, any aggregate distributions that total less than $500 in one taxable year.

   2.19 "Employee" means any person in the Service of the Employer, including Leased Employees, but excluding directors who are not in the Employer's employ in any other capacity.

   2.20 "Employer" means Bio-Rad Laboratories, Inc., and such of its successors or assigns as may expressly adopt this Plan and Trust Agreement and agree in writing to continue this Plan and Trust.

   2.21 "Entry  Date" means the first day of the month following  an
        Employee's    satisfaction   of   the   Plan's   eligibility
        requirements.

   2.22 "ERISA" means the Employee Retirement Income Security Act of
        1974.

   2.23 "General Trust Fund" means that portion of the Trust Fund other than property and income held as or for segregated Accounts or under separate investment funds under the provisions of this Trust Agreement.

   2.24 "Highly Compensated Employee" means, with respect to any Plan Year beginning after December 31, 1986, any Employee of the Employer or an Affiliated Employer (whether or not eligible for participation in the Plan) who satisfies the criteria of Paragraph (a), (b), (c) or (d):

             (a)  During the Look-Back Year the Employee:

                        (1)  Received Testing Compensation in excess
                  of $75,000 (as adjusted pursuant to section 414(q) of the Code);

                        (2)  Received Testing Compensation in excess
                  of $50,000 (as adjusted pursuant to section 414(q) of the Code) and was among the highest 20 percent of Employees for that year when ranked by Testing Compensation paid for that year excluding, for purposes of determining the number of such Employees, such Employees as the Employer may determines on a consistent basis pursuant to section 414(q)(8) of the Code; or

                        (3)   Was  at  any time an  officer  of  the
                  Employer or an Affiliated Employer and received Testing Compensation greater than 50 percent of the dollar limitation on maximum benefits under section 415(b)(1)(A) of the Code for such Plan Year. The number of officers is limited to 50 (or, if less, the greater of three Employees or 10 percent of Employees excluding those Employees who may be excluded in determining the top-paid group). If no officer has Testing Compensation in excess of 50 percent of the dollar limit on maximum benefits under section 415(b)(1)(A) of the Code, the highest-paid officer shall be treated as a Highly Compensated Employee.

             (b) During the determination year, the Employee satisfies the criteria under (1), (2) or (3) of (a) above and is one of the 100 highest paid Employees of the Employer or an Affiliated Employer.

             (c) During the determination year or the look-back year the Employee was at any time a five percent owner of the Employer.

             (d) Notwithstanding the foregoing, Employees who are nonresident aliens and who receive no earned income from the Employer or an Affiliated Employer that constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

             (f) For purposes of this Section, the "determination year" means the Plan Year, and the "look-back year" means the 12-month period immediately preceding the determination year. However, to the extent permitted under regulations, the Employer may elect to determine the status of Highly Compensated Employees on a current calendar year basis. Furthermore, for each Plan Year, the Employer may elect to determine the status of
             Highly Compensated Employees under the simplified snapshot method described in IRS Revenue Procedure 93-42.

             (g) The provisions of this Section shall be further subject to such additional requirements as are described  in  section  414(q)  of  the  Code  and  its
             applicable regulations, which shall override any aspects of this Section inconsistent therewith.

   2.25  "Hour  of  Service" has the meaning set  forth  in  Section
         10.01(b).

   2.26 "Inactive Participant" means a Participant who remains an Employee, but who ceases to be an Eligible Employee because of a change in employment status. Accounts of Inactive Participants shall share in allocations of contributions an Forfeitures to the extent provided in Article 5, and such Accounts shall continue to be adjusted by other amounts properly credited or debited to such Accounts pursuant to
        Article 7.

   2.27 "Key Employee" means, with respect to a Plan Year, an Employee or former Employee (including an deceased Employee) who at any time during the testing period, consisting of the Plan Year containing the Determination Date and the four preceding Plan Years, is or was:

             (a)  Officers:

                   An officer, or an Employee with the authority  of
             an officer, of the Employer with Testing Compensation of more than 50 percent of the applicable dollar limit under section 415(b)(1)(A) of the Code for the applicable Plan Year. However, no more than 50 Employees (or if less, the greater of three Employees or 10 percent of the total number of Employees, including Leased Employees, who performed services for the Employer at any time during the testing period shall be treated as officers. In addition, such Employees who meet the requirements of this paragraph and who had the largest annual Testing Compensation from the Employer in any Plan Year during the testing period shall first be counted as officers, without regard to whether the Employee is a Key Employee for any other reason; or

        (b)  Certain Owners:

                        (1)  One of the 10 Employees who (i) are 1/2
                  percent Owners with the largest interests in the value of the Employer and (ii) have annual Testing Compensation from the Employer greater than the dollar limitation in effect under section 415(c)(1)(A) of the Code for the applicable Plan Year. However, if two Employees have the same ownership interest in the Employer during the testing period, then the Employee with the greater annual Testing Compensation from the Employer for the Plan Year during which the ownership interest existed shall be considered to have a larger ownership interest in the Employer; or

                       (2)  A five percent Owner; or

                        (3)  A one percent Owner with annual Testing
                  Compensation from the Employer for the applicable Plan Year of more than $150,000.

        (c)  Beneficiaries:

                    A   Beneficiary  of  a  Key  Employee  shall  be
             considered to be a Key Employee, and a Beneficiary of a Non-Key Employee shall be considered a Non-Key Employee. Notwithstanding the above, the Committee shall be guided by the Code in determining Key Employees for any Plan Year and shall maintain records adequate to determine Key Employees for any Plan Year.

   2.28 "Leased Employee" means any individual who would not otherwise be considered an Employee but who has provided services to the Employer of a type historically performed by employees in the Employer's field of business, pursuant to an agreement between the Employer and any other entity, on a substantially full-time basis for a period of at least one year. However, effective January 1, 1987, Leased Employees will not be considered Employees if they constitute less than 20 percent of the Employer's Non-Highly Compensated Employees and if they are covered by a plan described in section 414(n)(5) of the Code.

   2.29 "Non-Highly Compensated Employee" means an Employee who is not a Highly-Compensated Employee.

   2.30 "Non-Key Employee" means any Employee who is not a Key Employee, including Employees who are former Key Employees.

   2.31 "Normal  Retirement Date" means the date of a  Participant's
        65th birthday.

   2.32 "Owner" means any person who owns (within the meaning of sections 318 and 416(i)(1)(B) of the Code), or has owned within the four Plan Years prior to the Plan Year under consideration, a portion of the outstanding stock or voting power of the Employer. The ownership percentage of a five percent Owner means greater than a five percent interest, that of a one percent Owner means greater than a one percent interest and that of a 1/2 percent Owner means greater than 1/2 percent interest.

   2.33 "Participant" means any Employee or former Employee who has begun participating in the Plan in accordance with Article 3, and whose Account, if any, hereunder has not subsequently been liquidated.

   2.34 "Plan" means the Bio-Rad Laboratories, Inc. Employees' Deferred Profit Sharing Retirement Plan.

   2.35 "Plan Administrator" means the Administrative Committee.

   2.36 "Plan  Compensation"  for any Plan  Year,  for  purposes  of
        Section 5.02 means all amounts paid by the Employer to an Eligible Employee while a Participant with respect to services rendered during such Plan Year, including all amounts that a Participant elected to have the Employer contribute on his behalf for the Plan Year as a salary deferral or salary reduction contribution under a plan described in section 401(k) or 125 of the Code.

        For Plan Years beginning after 1988 and before 1994, the Plan Compensation taken into account for a Participant shall not exceed $200,000, as adjusted pursuant to section 401(a)(17) of the Code. Effective for Plan Years beginning after 1993, the Plan Compensation taken into account for a Participant shall not exceed $150,000, as indexed for inflation in increments of $10,000, pursuant to section 401(a)(17) of the Code. The applicable annual dollar limit applies to the aggregate Plan Compensation paid to a Highly Compensated Employee who is a five percent Owner and/or a Highly Compensated Employee in a group consisting of the 10 most highly compensated Employees of the Employer and such individual's spouse and lineal descendants who have not attained age 19 before the end of the Plan Year. If, as a result of the application of the family aggregation rule, the annual dollar limit is exceeded, then the limit shall be pro-rated among the affected individuals in proportion to each such individual's Plan Compensation as determined prior to the application of the limit.

   2.37 "Plan Year" means the accounting year of the Plan and the Trust, which is the 12 consecutive month period ending each December 31.

   2.38 "Profit Sharing Account" means a Participant's account under the Plan, to which shall be credited the profit sharing contributions and Forfeitures allocated thereto, along with any earnings thereon.

   2.39 "Qualified Domestic Relations Order (QDRO)" has the meaning set forth in section 414(p) of the Code.

   2.40 "Service" has the meaning set forth in Article 10.

   2.41 "Spousal Consent" means written consent given by a Participant's spouse to a designation by the Participant of a primary Beneficiary other than the surviving spouse. Such consent shall not be valid unless the Participant's designation (i) includes the written consent of the surviving spouse that acknowledges the effect of such designation and is witnessed by either a Plan representative or a notary public, and (ii), where appropriate, names a specific Beneficiary or alternate form of payment that may not be changed without further Spousal Consent (unless the consent or a prior consent expressly permits designations by the Participant without any requirement of further consent by the spouse). Such consent shall be effective only as to the spouse who signs the consent and, once given, may not be revoked by such spouse. Notwithstanding the foregoing, such Spousal Consent shall not be required if it is established to the satisfaction of a Plan representative that the required consent cannot be obtained because there is no spouse, because the Participant is legally separated from or has been abandoned by the spouse (and the Participant has a court order to that effect), because the spouse cannot be located, or because of other circumstances that are deemed acceptable under applicable regulations, If a Participant's spouse is legally incompetent to give consent, the spouse's legal guardian may do so, even if such guardian is the Participant. A designation of a Beneficiary made by a Participant and consented to by his spouse may be revoked by the Participant in writing without the consent of the spouse at any time prior to the commencement of benefit payments under the Plan. Any new election must comply with the requirements of this Section.

   2.42 "Suspense   Account"   means  an  account   established   in
        accordance with the provisions of Section 6.05.

   2.43 "TEFRA" means the Tax Equity and Fiscal Responsibility Act of 1982.

   2.44 "Testing Compensation" for purposes of determining whether an Employee is a Key Employee means the total of all wages, salaries, fees for professional services and other amounts paid by the Employer or an Affiliated Employer during a Limitation Year to a Participant for services actually rendered in the course of employment including (but not limited to) bonuses, overtime, commissions, incentive compensation and amounts contributed by the Employer pursuant to a salary reduction agreement which are not includable in the Employee's gross income under section 125, 402(a)(8), 402(h) or 403(b) of the Code. Amounts contributed to a retirement plan other than pursuant to the Code sections listed above or to a deferred compensation plan or other plan that are not included as taxable income for such year shall be excluded, as will amounts that are not deemed to be income for current services rendered, such as amounts realized from the sale, exercise or exchange of Employer stock or stock options.

        For Plan Years beginning after 1988 and before 1994, the Testing Compensation taken into account for a Participant shall not exceed $200,000, as adjusted pursuant to section 401(a)(17) of the Code. Effective for Plan Years beginning after 1993, the Testing Compensation taken into account for a Participant shall not exceed $150,000, as indexed for inflation in increments of $10,000, pursuant to section 401(a)(17) of the Code. The applicable annual dollar limit applies to the aggregate Testing Compensation paid to a Highly Compensated Employee who is a five percent Owner and/or a Highly Compensated Employee in a group consisting of the 10 most highly compensated Employees of the Employer and such individual's spouse and lineal descendants who have not attained age 19 before the end of the Plan Year. If, as a result of the application of the family aggregation rule, the annual dollar limit is exceeded, then the limit shall be pro-rated among the affected individuals in proportion to each such individual's Plan Compensation as determined prior to the application of the limit.

   2.45 "Top-Heavy Plan" means the Plan during a Plan Year in which the aggregate value of the Accounts of Key Employees exceeds 60 percent of the aggregate value of all Accounts under the Plan as of the Determination Date for such Plan Year. For purposes of determining the value of Employees' Accounts in the Plan, the following shall be excluded: (i) rollover contributions from a non-related employer; (ii) the Accounts of Participants who have not performed any services for the Employer within the five year period ending on the Determination Date; and (iii) the Account of any individual who was a Key Employee with respect to the Plan for any prior Plan Year but is not a Key Employee with respect to the Plan for the applicable Plan Year. For purposes of determining the aggregate value of Accounts and/or accrued benefits under this Article, distributions made within a five year period ending on the Determination Date shall be included to the extent required by applicable law and regulation.

             (a)  Required Aggregation To Determine Top-Heaviness

                   If  (i)  a Key Employee is a Participant in  this
             Plan for any Plan Year and the Employer maintains or has maintained any other plans (including terminated plans) in which a Key Employee is a participant within the five year period ending on the Determination Date
             (or  any  of  the  four preceding Plan  Years  of  such
             plans), or (ii) the Employer maintains or has maintained during this period any other plans (including terminated plans) that must be combined with this Plan in order to meet the requirements of sections 401(a)(4) or 410 of the Code for any Plan Year, then this Plan's top-heaviness shall be determined for such Plan Year by aggregating the Accounts and/or present value of accrued benefits of participants in this Plan and all other such plans.

             (b)  Permissive Aggregation To Determine Top-Heaviness

                   If  the Employer maintains or has maintained  any
             plans (including terminated plans) other than one described in (a) above, the Committee may aggregate the accounts and/or present value of accrued benefits of participants in any such plan with those of this Plan to determine whether this Plan is a Top-Heavy Plan for any Plan Year, provided that the requirements of sections 401(a)(4) and 410 of the Code would continue to be met by treating this Plan, any plan that must be aggregated with the Plan under (a) above and any other plan referred to in this sentence as one unit. In determining top-heaviness and the aggregate value of Accounts and/or accrued benefits under this Section, the Committee shall be guided by the provisions of the Code, including but not limited to section 416(g) of the Code.

   2.46 "Trust" means the legal entity created by this Trust Agreement as part of the Plan.

   2.47 "Trust Agreement" means this Agreement.

   2.48 "Trust Fund" means all property and income held by the Trustee under the Trust Agreement.

   2.49 "Trustee" means DAVID SCHWARTZ and James Viglienzone and any duly appointed successor, as provided in Article 14.

   2.50 "Valuation Date" means the last day of each Plan Year and such other date as may be designated as provided in Article 7 for the revaluation of Participants' Accounts.

   2.51 List of Terms Defined Elsewhere:        Section

        (a)  "Annual Addition"                  5.01
        (b)  "Eligibility Computation Period"   3.01
        (c)  "Limitation Account"               5.01
        (d)  "Limitation Year"                  5.01
        (e)  "Year of Eligibility Service"      3.01

   ARTICLE    3.    ELIGIBILITY,   PARTICIPATION   AND   BENEFICIARY
   DESIGNATION

   3.01 Definitions

             (a) "Eligible Employee" means any Employee, including any Leased Employee, other than any Employee who is classified by the Employer as a "casual" Employee and who has signed an employment agreement with the Employer, the terms of which specifically exclude retirement benefits as part of such Employee's compensation.

             (b) "Eligibility Computation Period" means the 12 consecutive month period beginning with the Employee's Date of Hire and each anniversary thereafter.

             (c)      "Year   of  Eligibility  Service"   means   an
             Eligibility Computation Period in which an Employee is credited with 1,000 Hours of Service.

   3.02 Participation

             (a)    Continuing Plan Participation

                Each  individual who was an Eligible Employee and  a
             Participant in the Plan immediately preceding the effective date of this amendment and restatement shall continue to be an active Participant on such effective date, provided that he remains an Eligible Employee.

             (b)    Plan Entry

                 Each   other  Eligible  Employee  shall  become   a
             Participant in the Plan on the Entry Date coinciding with or next following the later of:

                     (1) The last day of the first Eligibility Computation Period in which he completes 1,000 Hours of Service; or

                    (2)  His attainment of age 18.

             (c)    Break in Service for Participation

                If  an  Employee  has  a  Break  in  Service  before
             satisfying the eligibility requirements of this Section 3.02, Service before such break will not be taken into account.

   3.03 Beneficiary Designation

             (a)    Designation Procedure

                Each Eligible Employee, upon becoming a Participant,
             shall designate a Beneficiary or Beneficiaries to receive benefits under the Plan after his death. A Participant may change his Beneficiary designation at any time. Each Beneficiary designation shall be subject to any applicable requirement for Spousal Consent, and shall be in a form prescribed by the Committee. A Participant's Beneficiary designation shall be effective only when filed with the Committee during the Participant's lifetime. Each Beneficiary designation filed with the Committee shall cancel all previously filed Beneficiary designations.

             (b)    Lack of Designation

               In the absence of a valid designation by an unmarried
             Participant or if no designated Beneficiary survives an unmarried Participant, his interest shall be distributed to his surviving children, or if there are no children, to his surviving parents, or if there are no surviving children or parents, to his estate. In the absence of a valid designation by a married Participant or if no designated Beneficiary survives a married Participant, his interest shall be distributed to his surviving spouse, or if there is no surviving spouse, then to his estate.

   3.04 Change from Ineligible to Eligible Employee

        An Employee who is excluded under Section 3.01 for any period shall be eligible to participate on the first date he is no longer excluded, provided that the requirements of
        Section 3.02 have been satisfied, but not earlier than the Entry Date on which he would have entered the Plan had he not been excluded under Section 3.01.

   3.05 Former Employee Rehired

        A former Employee who had completed the eligibility requirements of Section 3.02 with the Employer and who is reemployed by the Employer shall become a Participant as of the date of reemployment as an Eligible Employee, but not earlier than the Entry Date on which he would have entered the Plan had his employment not terminated.

   3.06 Committee Determines Eligibility

        Compliance with the eligibility requirements shall be determined by the Committee, which shall also inform each Employee of his becoming a Participant. The Committee shall provide each Participant with a summary plan description not later than 90 days following the date he enters the Plan or within such other period as may be prescribed by applicable law or regulation.

   ARTICLE 4.  CONTRIBUTIONS

   4.01 Employer Contributions

             (a)    Employer Profit Sharing Contributions

                As  of  the last day of each Plan Year, the Employer
             may make a profit sharing contribution to the Trust in such amount as is determined by the Employer. The profit sharing contribution shall be reduced, if necessary, by any amounts in Limitation Accounts under
             Article 5 attributable to profit sharing contributions. These contributions will be allocated to Participants' Profit Sharing Accounts as provided in Section 5.02.

     (b)  Restoration Contributions

               The Employer shall make the contributions required to
             restore  the  Accounts of Participants as described  in
             Section 5.04 and Article 6. These contributions will be allocated in accordance with their purpose.

             (c)    Top-Heavy Minimum Contributions

                For  any Plan Year during which the Plan is  a  Top-
             Heavy Plan, the sum of:

                       (1)     The    Employer's   profit    sharing
                  contributions; and

                     (2) Profit sharing Forfeitures allocated on behalf of each Participant who is a Non-Key Employee but is employed by the Employer on the last day of the Plan Year shall not be less than the lesser of:

                               (A)   Three percent of the  Allowable
                       Compensation paid or accrued to such Employee during the Plan Year; or

                                (B)    The  highest  percentage   of
                       Allowable Compensation that is allocated during the Plan Year on behalf of any Key Employee in the aggregate:

                                         (i)   To his Profit Sharing
                            Account under Section 5.02 of this Plan;
                            and

                                         (ii) From contributions  by
                            the Employer to his account in any other defined contribution plan; or

                               (C)   Such  other amount  as  may  be
                       prescribed  by regulations under section  416
                       of the Code.

                         For any Plan Year in which the Plan is Top-
                  Heavy, the Employer shall make a minimum contribution in an amount that is determined to meet the requirements of this Section 4.01(c), which shall be allocated to the Accounts of Participants who are Non-Key Employees to carry out the purpose of this Article.

   4.02 Timing   of,   Limitations  on  and   Return   of   Employer
        Contributions

             (a)    Amount and Timing of Contributions

                Employer  contributions shall not exceed  an  amount
             that constitutes an allowable deduction under section 404(a) of the Code. Employer contributions shall be paid to the Trustee on or prior to the last day for filing the Employer's federal income tax return for such year, including any extensions of time granted for such filing. Contributions shall be made in cash.

             (b)    Return of Employer Contributions

                If an amount is contributed by the Employer due to a
             mistake of fact, the Employer shall be entitled to recover such amount within one year of the date such contribution is made. If an amount is contributed by the Employer which is disallowed as a deduction under section 404 of the Code, the Employer shall be entitled to recover such amount within one year of the date such deduction is disallowed. Trust income attributable to the amount to be recovered shall not be paid to the Employer, but any Trust losses attributable thereto shall reduce such amount.

   ARTICLE 5.  ALLOCATION OF CONTRIBUTIONS

   5.01 Definitions

             (a)      "Annual  Addition"  means  the  sum  for   the
             Limitation Year to which the allocation pertains (whether or not allocated in such year) of all Employer and Employee contributions allocated to the Participant's Account for such year under this Plan, and any other similar contributions to any other defined contribution plan maintained by the Employer, including any excess deferrals under any qualified cash or deferred arrangement sponsored by the Employer or an Affiliated Employer.

             (b) "Limitation Account" means an account expressly set up and maintained to hold excess Annual Addition amounts contributed in error pursuant to Section 5.03(b).

             (c)    "Limitation Year" means the Plan Year.

   5.02 Allocation Methods

             (a)    Top-Heavy Minimum and Restoration Contributions

                Top-heavy minimum and restoration contributions  are
             allocated as provided in Article 4.

             (b)    Profit Sharing Allocation

                Employer  profit sharing contributions, Forfeitures,
             and amounts in Limitation Accounts attributable to Profit Sharing Accounts for any Plan Year shall be allocated as of the last day of such Plan Year to the Profit Sharing Account of each Eligible Participant in the ratio that each such Eligible Participant's Plan Compensation bears to the aggregate Plan Compensation of all Eligible Participants.

   5.03 Limitations on Annual Allocations

             (a)    Limitation Amount

                Notwithstanding any other provision of this Plan  to
             the contrary, the Annual Addition to a Participant's Account for any Limitation Year shall not exceed the lesser of 25 percent of the Employee's Allowable Compensation or $30,000 (or, if greater, 1/4 of the dollar limitation in effect under section 415(b)(1)(A) of the Code), or such other amount for the Limitation Year as may be established by regulations under section 415(d) of the Code.

             (b)     Treatment  of  Excess Annual Addition  Made  in
             Error

                In the event that (as a result of the allocation  of
             Forfeitures, a reasonable error in estimating a Participant's compensation or other limited facts and circumstances that the Internal Revenue Service finds to be acceptable) an amount would otherwise be allocated that would result in the Annual Addition limitation being exceeded with respect to any Participant, the excess amount shall be eliminated:

                    (1) First, by returning to such Participant, to the extent necessary any salary deferral contributions made on his behalf under any other defined contribution plan of the Employer, along with investment gains attributable to such salary deferral contributions, to the extent permitted by current law and regulations;

                     (2) Second, by holding any excess profit sharing amounts in a Limitation Account and if the limitation is still exceeded with respect to the Participant, a separate Limitation Account shall be maintained with respect to the profit sharing portions of any remaining excess. Any amounts in the Limitation Accounts shall be reallocated among the appropriate Accounts of Eligible Participants pursuant to Section 5.02 as of the last day of each succeeding Plan Year until the excess is exhausted, provided that the Annual Addition limitation with respect to any Participant may not be exceeded in any Limitation Year. No allocation of Employer or Employee contributions may be credited to the Accounts of Eligible Participants in succeeding years until such excess has been exhausted.

   5.04 Restoration Procedures

             (a)    Computing Amounts

                In  the  event  that  a  Participant's  Account  was
             improperly excluded in any year from an allocation of Employer contributions and Forfeitures pursuant to
             Section 5.02, such Participant's Account shall be restored to its correct status by the addition of amounts that are determined as follows:

                     (1) First, an amount will be computed on the same basis as Employer contributions and Forfeitures that were allocated to the Accounts of other Eligible Participants under Section 5.02 in each year for which restoration is necessary; and

                     (2) Second, Trust Fund income, gain or loss attributable to amounts that should have been allocated under (1) above will be computed on the same basis as Trust Fund income, gain or loss was allocated to other Participants' Accounts under
                  Section 7.01 in each year for which restoration is necessary.

             (b)    Income, Gain or Loss

                In  the  event  that  a  Participant's  Account  was
             improperly excluded in any year from an allocation of Trust Fund income, gain or loss pursuant to Section 7.02, such Participant's Account shall be restored to its correct status by the addition or subtraction of amounts that should have been allocated under Section
             7.02 in each year for which restoration is necessary.

             (c)    Source of Amounts

                 Such   amounts   shall  be  restored   first   from
             Forfeitures, if any; and then, if necessary, the Employer shall contribute an amount that is necessary to fully restore each improperly excluded Account. No Employer contributions or Forfeitures shall be allocated pursuant to Section 5.02 to the Account of any Participant until each improperly excluded Account has been fully restored.

   ARTICLE 6.  VESTING OF ACCOUNTS

   6.01 Automatic Vesting

             (a)    Retirement or Death

                The  value of a Participant's Employer Account shall
             become fully vested when the Participant attains his Normal Retirement Date while an Employee, or upon his termination of employment by reason of death.

             (b)    Accident and Sickness Benefit

                The  value  of a Participant's Account shall  become
             fully vested upon his termination of employment by Disability, and shall become payable under Article 9 as an accident and/or sickness benefit as permitted by the applicable sections of the Code and regulations.

   6.02 Vesting Based of Service

        Except as otherwise provided in Section 6.03 or Section 6.05, a Participant's Employer Account shall become vested in accordance with the following schedule:

             (a) Effective January 1, 1989:

          Years of Service         Vesting Percentage

          Less than 1 year           0%
          1 year                     0%
          2 years                    0%
          3 years                    0%
          4 years                    0%
          5 years                  100%

             (b)              Prior to January 1, 1989:

          Years of Service    Vested Percentage

          1 year                     0%
          2 years                    6%
          3 years                   12%
          4 years                   18%
          5 years                   27%
          6 years                   36%
          7 years                   45%

          Years of Service    Vested Percentage

          8 years                   57%
          9 years                   69%
          10 years                  81%
          11 years or more         100%

                Notwithstanding the foregoing, a Participant with at
             least three Years of Service as of the adoption date of the vesting schedule shown in Section 6.03(a), may elect to have his nonforfeitable percentage calculated pursuant to the vesting schedule shown in Section 6.03(b). Such election shall be made within the period prescribed by Internal Revenue regulations.

   6.03 Top-Heavy Vesting

             (a)               Vesting Changes if Plan Becomes  Top-
             Heavy

                Except as otherwise provided in this Article 6,  for
             any Plan Year in which the Plan is a Top-Heavy Plan, a Participant's Employer Account shall be vested in accordance with the following vesting schedule if such schedule results in a greater vested percentage than the percentage otherwise applicable under Section 6.02 at any relevant time:

          Years of Service    Vesting Percentage

          Less than 2 years          0%
          2 years                   20%
          3 years                   40%
          4 years                   60%
          5 years                   80%
          6 years or more          100%

             (b)               Top-Heavy Vesting Schedule  Continues
             for Plan

                In  the event that the Plan ceases to be a Top-Heavy
             Plan in any subsequent Plan Year, the vesting schedule in Section 6.03(a) shall continue to apply, except that a Participant who has completed three Years of Service may elect to have the vesting schedule set forth in
             Section 6.02(a) apply.

   6.04 Years of Service for Vesting

             (a)              Year of Service

                An  Employee  shall be credited  with  one  year  of
             Service for each 12 consecutive month period ending on the last day of the Eligibility Computation Period in which he has at least 1,000 Hours of Service.

             (b)              Termination Prior to Vesting

                If  an  Employee's Service terminates prior  to  his
             earning any vested percentage, his Service prior to such termination shall be disregarded for vesting purposes if he is reemployed after he has incurred five consecutive Breaks in Service.

             (c)              Service Prior to Break in Service

                If an Employee is reemployed by the Employer after a
             Break in Service, Service prior to a Break in Service that is eligible to be credited to the Employee upon reemployment shall not be credited for purposes of vesting until he has completed one year of Service after such reemployment.

   6.05 Forfeitures and Restorations

             (a)              Suspense Accounts

                Any remainder of a terminating Participant's Account
             that  is  not vested shall be transferred to a Suspense
             Account.

             (b)              Profit Sharing Forfeitures Reallocated

                Forfeitures attributable to Profit Sharing  Accounts
             during a Plan Year that are not used to restore Participant's Accounts as of the last day of such Plan Year shall be added to the profit sharing contribution for such year and allocated as of such date to the Profit Sharing Accounts of Eligible Participants as provided in Article 5.

             (c)              No Income or Loss on Suspense Accounts

                Suspense  Accounts shall not share in the allocation
             of Trust income or loss on any Valuation Date.

             (d)              Reemployment

                If  the  Participant is reemployed before  incurring
             five consecutive Breaks in Service, the following rules shall apply:

                               (1)   Restoration If No Distribution.
                  In the event the Participant did not receive a distribution of his vested interest, his Account shall be fully restored as provided in (3) below and shall be re-credited as of his reemployment date.

                                (2)   Special  Account  Required  If
                  Distribution Made. In the event a distribution was made to the Participant, his Suspense Account shall be re-credited to his Account as of his reemployment date and shall be maintained, together with any undistributed vested interest in the event of a partial distribution, as a separate Account. A Participant's vested interest in such separate Account as of any date of determination shall be determined by applying the following formula:

                                    Vested interest = P(AB) +  (R  x
                  D)) minus (R x D)

                                    For  purposes  of  applying  the
                  formula, P is the vested percentage at the date of determination; AB is the Account balance at the date of determination; D is the amount of the distribution previously made; and R is the ratio of the account balance at the date of determination to the Account balance immediately following the preceding distribution.

                              (3)  Source of Restored Amounts

                                    (A)   If  the  Suspense  Account
                      established for a Participant has not yet been forfeited, such Suspense Account shall be used to restore the Participant's Account.

                                   (B)   Otherwise,  amounts  to  be
                      restored for any Plan Year may come from forfeitures as of the last day of the Plan Year, from additional Employer contributions for such Plan Year, from Trust income, or from a combination of these methods, as determined by the Committee.

             (e)    No Restoration After Five Consecutive Breaks  in
             Service

                If  a Participant is reemployed after incurring five
             consecutive Breaks in Service, no portion of his non-vested Account shall be restored, and any undistributed vested interest shall be maintained as a separate fully vested Account.

   6.06 No Divestment

        Except as provided under Sections 4.02 and 6.08, or in accordance with a Qualified Domestic Relations Order, a Participant's vested rights shall not be subject to divestment for any reason.

   6.07 Amendment to Vesting

        Notwithstanding any other provision of this Article 6, an individual who was a Participant immediately preceding the effective date of any amendment to the Plan shall have his vested percentage determined in accordance with the provisions of the Plan as in effect immediately prior to such amendment, if such provisions provide a greater vested percentage at any relevant time.

   6.08 Failure to Locate Recipient

        In the event that the Committee is unable to locate a Participant or Beneficiary who is entitled to payment under the Plan within five years from the date such payment was to have been made, the amount to which such Participant or Beneficiary was entitled shall be declared a forfeiture and shall be reallocated in accordance with Articles 4 and 5. If the Participant or Beneficiary is later located, the benefit that was previously forfeited hereunder (without adjustment for gains or losses) shall be restored through forfeitures or by means of an additional Employer contribution to the Plan.

   ARTICLE 7.  ALLOCATION OF TRUST INCOME OR LOSS

   7.01 Determination of Net Income

        As of each Valuation Date, the Committee shall determine the net income or loss of the General Trust Fund based on a statement from the Trustee of the receipts and disbursements of the Trust Fund since the immediately preceding Valuation Date and of the fair market value of the Fund as of the Valuation Date. If one or more separate investment funds have been established as provided in Article 13, each fund shall be valued separately on each Valuation Date, and a proportionate share of the net income or loss of each fund shall be allocated to each Account invested in such investment fund.

   7.02 Valuation

        As of each Valuation Date and prior to any allocation of contributions to be made as of such date, the net income or loss of the General Trust Fund since the immediately preceding Valuation Date, including net appreciation or depreciation and any expenses paid by the Trust, shall be allocated to each Account in the ratio that the value, as of the immediately preceding Valuation Date, of each such Account invested in the General Trust Fund bears to the value, as of the immediately preceding Valuation Date, of all Accounts invested in the General Trust Fund. The Committee shall adopt equitable procedures to establish a proportionate crediting of Trust income or loss to those portions of Participants' Accounts in the case of contributions that have occurred in the interim period since the immediately preceding Valuation Date. Amounts held in Limitation or Suspense Accounts established pursuant to
        Section 5.03 shall not share in Trust Fund income or loss.

   7.03 Valuation Dates

        The General Trust Fund shall be valued as of the last day of each Plan Year and as of any other date the Committee directs the Trustees to value the Trust Fund, as provided in
        Section 7.04.

   7.04 Special Valuation Dates at Committee Discretion

        The Committee may direct the Trustees to determine the fair market value of the Trust Fund and may make a determination of Trust income or loss as of any date other than the last day of a Plan Year. If the allocation of such Trust income or loss will produce a significant change in the value of Participants' Accounts, and if such valuation shall affect a distribution, then such date shall thereupon be deemed a Valuation Date, and Trust income or loss shall be allocated to Participant's Accounts in accordance with the provisions of Section 7.02.

   ARTICLE 8.  PARTICIPANTS' ACCOUNTS

   8.01 Separate Accounts

        The Committee shall maintain a separate Account for each Participant. Each Participant's Account shall reflect the amounts allocated thereto and distributed therefrom and such other information as affects the value of such Account pursuant to this Agreement. The Committee may maintain records of Accounts to the nearest whole dollar.

   8.02 Statement of Accounts

        As soon as practicable after the end of each Plan Year, the Committee shall furnish to each Participant a statement of his Account, determined as of the end of such Plan Year. Upon the discovery of any error or miscalculation in an Account, the Committee shall correct it, to the extent correction is practically feasible. Statements to
        Participants are for reporting purposes only, and no allocation, valuation or statement shall vest any right or title in any part of the Trust Fund, nor require any segregation of Trust assets, except as is specifically provided in this Agreement.

   8.03 Valuation of Account When Payment Due

        The amount of the payment made to a Participant or Beneficiary shall be based on the value of the Participant's Account as of the Valuation Date immediately preceding his termination date, plus any contributions and/or earnings subsequently credited to such Account, and minus any distributions and/or losses subsequently deducted from the Account.

   ARTICLE 9.  DISTRIBUTIONS AND WITHDRAWALS

   9.01 General

        Benefits under the Plan shall be distributed solely from the Trust. The Employer has no liability or responsibility for Plan benefits or for the Trust. No distribution shall be made or commenced prior to the Participant's termination of employment, except as required under Sections 9.03 and
        16.02. Distributions can also be made upon termination of the Plan.

   9.02 Administrative Rules

             (a)   Authority

                Distributions shall be made by the Trustees only  in
             accordance with the directions of the Committee. The Committee has the authority to direct the distributions in accordance with the terms and conditions of the Plan, but the Committee shall have no power of discretion or consent with regard to a Participant's or Beneficiary's choice of the form or timing of a distribution, except as specifically stated herein or to the extent that the Committee is constrained by the options available under the Plan or by the requirements of law or regulation.

             (b)   Claims

               A Participant, Beneficiary or Alternate Payee has the
             right  to  file a claim for benefits as  set  forth  in
             Section 12.08.

   9.03 Timing of Distributions

             (a)   Amounts Under $3,500

                If,  upon  termination of Service,  a  Participant's
             vested Account does not exceed $3,500, distribution shall be made in a lump sum as soon as practicable after the amount can be determined in accordance with
             Section 8.03.

             (b)   Amounts Over $3,500

                If,  upon  termination of Service,  a  Participant's
             vested Account exceeds $3,500, the Participant may elect to:

                    (1) Commence distributions as soon as practicable after the amount can be determined;

                    (2) Defer receipt of payments until his Normal Retirement Date or his 65th birthday, whichever is later; or

                    (3) Defer receipt of payments as provided in (c) below. Notwithstanding the foregoing, no payments may be made to a Participant prior to his Normal Retirement Date or his 65th birthday, whichever is later, if his vested Account exceeds $3,500, unless the written consent of the Participant is obtained by the Committee within the 90-day period prior to commencement of the distribution.

             (c)   Deferring Distributions

                A  Participant who meets the requirements of Section
             9.03(b) may defer the commencement of a distribution by providing the Committee with a written, signed notice specifying the date on which the distribution is to commence and the distribution method to be used, provided that:

                    (1) No distribution method chosen by the Participant shall provide any payment in an amount less than that required under Section 9.06; and

                    (2) In no event shall the provisions of this Section operate so as to allow the distribution of a Participant's Accounts to begin later than the April 1 following the end of the calendar year in which the Employee attained age 70-1/2. However, an Employee who attained age 70-1/2 by January 1, 1988 and did not at any time after he attained age 66-1/2 own a five percent or more interest in the Employer or an Affiliated Employer may delay distribution of benefits until actual retirement. Notwithstanding the foregoing, this requirement shall not apply in the case of a Participant who made a written designation, prior to January 1, 1984, to defer commencement of his distribution in a manner consistent with the requirements of applicable law, regulation and guidelines as then existed prior to the enactment of TEFRA.

   9.04 Treatment of Deferred Amounts

        The vested portion of a Participant's Account shall continue to be held and invested as an unsegregated Account of the Trust subject to revaluation as provided in Article 7. However, at the written request of a Participant or his Beneficiary, such Account shall be transferred to an insured savings account, to a certificate of deposit or to other similar instrument, which shall be part of this Trust and shall be subject to all the provisions hereof. Interest earned by any such insured savings account, certificate of deposit or similar instrument shall be credited to such Participant's Account.

   9.05 Methods of Distribution

             (a)   Methods

                Distribution to any Participant or Beneficiary shall
             be made, in whole or in part:

                   (1)        In a lump sum;

                   (2) In cash installments, payable at least annually, over a period of years meeting the requirements of Section 9.06;

                    (3) In any combination of the foregoing methods of distribution.

             (b)   Participant Choice

                The  Participant  may  choose  any  of  the  methods
             described in (a); provided that in the event that the Participant's vested Account does not exceed $3,500, payment shall be made in a lump sum.

             (c)   Equal Value

                All  methods  of  distribution  with  respect  to  a
             Participant or Beneficiary shall be of equal value as of the date payments are to commence.

             (d)   Timing

                If the amount of a distribution cannot be determined
             by the date specified under Section 9.03, payment of benefits, retroactive to such date, shall be made or shall begin no later than 60 days after the earliest date on which the amount of the distribution can be determined.

   9.06 Distribution in Periodic Payments

             (a)   Minimum Distributions

                 If  the  distribution  to  a  Participant  includes
             periodic payments, the amounts shall be calculated in accordance with the life expectancy of the Participant or life expectancies of the Participant and his
             Beneficiary, except as provided in (b) below. The requirements of current law or subsequent superseding law shall govern the amount of minimum distributions payable. For purposes of the computation of minimum distributions, the life expectancy of a Participant and his spouse may be redetermined annually, to the extent permitted by applicable law and regulation.

             (b)   Pre-TEFRA Designation

                The  provisions of (a) above shall not apply in  the
             case   of   a  Participant  who  has  made  a   written
             designation, prior to January 1, 1984, to receive distributions in periodic payments in a manner consistent with the requirements of applicable law, regulations and guidelines as they existed prior to the enactment of TEFRA.

   9.07 Distribution Upon Death of Participant

             (a)   Distribution Made to Participant's Beneficiary

               The portion of any Participant's Account that remains
             undistributed at his death shall be distributed to the Participant's Beneficiary in accordance with the provisions of this Section 9.07.

             (b)   General Rules

                   (1) If distribution to the Participant has commenced as periodic payments and such Participant dies before receiving his entire vested interest, then the remaining undistributed vested interest shall continue to be distributed at least as rapidly as the schedule being used at the Participant's date of death; and

                     (2) If a Participant dies before distributions have commenced, his Account shall be distributed within five years after the death of the Participant. However, the prior sentence shall not apply with respect to such portion of the Participant's Account as is payable to his designated Beneficiary over a period not exceeding the life or life expectancy of such Beneficiary beginning not later than one year after the Participant's death (or such later date as prescribed by applicable regulations). In addition:

                                   (A)   If the Beneficiary  is  the
                      deceased Participant's surviving spouse, distributions may be deferred until the date on which the Participant would have attained age 70-1/2; and

                                   (B)   If  such  surviving  spouse
                      dies before receiving any distributions, the provisions of this Section 9.07 shall be applied as if such spouse were the Participant.

   9.08 Distributions to Minors or Legally Incompetent Persons

        If the Committee determines that a Participant or other person entitled to a Plan benefit is unable to care for his affairs because of illness or accident or is a minor, then, unless claim has been made for his benefit by a duly appointed legal representative, the Committee may direct that any benefit due him be paid to his spouse, a child, a parent or other blood relative, or to a person with whom he resides. Any payment so made shall be a complete discharge of the liabilities of the Plan for that benefit, and neither the Committee nor the Trustee shall be required to oversee the application, by any third party, of any distributions made pursuant to this Section 9.08.

   9.09 Direct Rollover of Eligible Rollover Distributions

        This Section shall apply to all distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section, a Distributee may elect, at the time and in the manner prescribed by the Employer, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

        If a distribution is one to which sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Treasury Regulation section 1.411(a)-11(c) is given, provided that:

             (a) The Employer clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option); and

             (b) The Participant, after receiving the notice, affirmatively elects a distribution.

   9.10 Withholding on Distributions

        Distributions under the Plan shall be subject to Federal income tax withholding to the extent prescribed by section 3405 of the Code.

   9.11 Tax Information To Be Provided

        The Committee shall provide to each Participant, Beneficiary or Alternate Payee who receives an Eligible Rollover Distribution, at the time such distribution is made, a written explanation of the (i) provisions under which the distribution will not be subject to tax if timely transferred to an eligible retirement plan and (ii) if applicable, provisions regarding the availability of capital gains and 10-year averaging or five-year averaging tax treatment of the distribution.

   ARTICLE 10.  SERVICE

   10.01  Definitions

             (a) "Service" means an Employee's total period of employment with the Employer, including service with a predecessor entity. Service with Digilab will be credited from the later of January 1, 1978 or the Employee's actual date of hire. Service with Nanoquest, Inc. will be credited from the later of January 20, 1988 or the Employee's actual date of hire. Service with Occulab will be credited from the later of December 1, 1988 or the Employee's actual date of hire.

             (b)    "Hour of Service" means:

                    (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer.

                    (2) Each hour for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (regardless of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave of absence; provided that no Hours of Service shall be credited to an Employee:

                               (A)   For  a period during  which  no
                       duties are performed if payment is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation, or disability insurance laws;

                              (B)  On account of any payment made or
                       due an Employee solely as reimbursement for medical or medically related expenses incurred by the Employee.

                     (3) Each hour not otherwise credited under the Plan for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer. Such hours are to be credited to the period or periods to which the award or agreement pertains. If this provision results in an Employee becoming an Eligible
                  Participant for a Plan Year in which he was not otherwise an Eligible Participant under Article 5, or if this provision results in an increase in the vested percentage applicable to a Participant's Suspense Account which has been forfeited under
                  Article 6, the Committee shall establish equitable procedures for determining and allocating any resulting amounts to such Employee's Account.

                     (4) Solely for purposes of determining whether a Break in Service has occurred, each hour not otherwise credited under the Plan that would have been credited if the Employee had not been absent:

                               (A)   By reason of pregnancy  or  the
                       birth of a child of the Employee;

                               (B)  By reason of the placement of  a
                       child with the Employee in connection with his adoption of such child; or

                               (C)   For purposes of caring for  any
                       such child for a period beginning immediately following such birth or placement;

                         In any case in which the Employer is unable
                  to determine the number of hours that would otherwise normally have been credited to such Employee (but for such absence), such individual shall be credited with eight Hours of Service for each day of such absence. The hours described in this Section 10.01(b)(4) shall be treated as Hours of Service only in the Eligibility Computation Period in which the absence from work begins if the Employee would thereby be prevented from incurring a Break in Service in such Eligibility Computation Period or, in any other case, in the next following Eligibility Computation Period.

                     (5) Each hour for any period during which an Employee is not paid but is on an approved leave of absence, military duty or is temporarily laid off, provided that the Employee:

                               (A)   Returns  to the employ  of  the
                       Employer immediately after the expiration of the leave or layoff, or in the case of military duty, within 120 days or such longer period as may be prescribed by applicable law, after first becoming eligible for military discharge, and

                               (B)   Remains  in the employ  of  the
                       Employer for at least 30 days after such return, or

                                (C)    Fails  to  return  or  remain
                       employed as provided above by reason of his death, Disability or Normal Retirement.

                          Hours  credited for such periods shall  be
                  based on a 40-hour week or, if different, on the Employee's normally scheduled hours per week. However, if the Employee fails to return to the employ of the Employer for at least 30 days after his return for reasons other than his death, Disability or Normal Retirement, then his original leave date shall be deemed to be his termination date.

                     (6) No more than 501 Hours of Service shall be credited under Sections 10.01(b)(2), (3), (4) or
                  (5) to an Employee on account of any single continuous period of time during which the Employee performs no duties for the Employer.

   10.02  Crediting of Hours Subject to DOL Regulation

        The calculation of the number of Hours of Service to be credited under Sections 10.01(b)(2) and (3) for periods during which no duties are performed, and the crediting of such Hours of Service to periods of time for purposes of computations under the Plan, shall be determined by the Committee in accordance with the rules set forth in section 2530.200b-2, paragraphs (b) and (c), of the Department of Labor regulations, which rules shall be consistently applied with respect to all employees within the same job classifications.

   10.03  Hours of Service Equivalency

        Hours  of  Service for Employees under Sections 10.01(b)(1),
        (2) and (3) shall be determined by crediting each Employee with 190 Hours of Service for each month in which the Employee would have been credited with at least one Hour of Service under Sections 10.01(b)(1), (2) or (3). However, for classes of Employees paid on an hourly basis and for Employees for whom records of hours are maintained, Hours of Service under Sections 10.01(b)(1), (2) and (3) shall be determined on the basis of hours for which Plan Compensation is paid or due.

   ARTICLE 11.  FIDUCIARY RESPONSIBILITY

   11.01  Named Fiduciaries

        The authority to control and manage the operation and administration of the Plan shall be allocated as provided in this Trust Agreement between the Employer, the Committee and the Trustees, all of whom are named fiduciaries under ERISA.

        In addition, procedures for the appointment of another fiduciary, an investment manager, are set forth in Section 13.05.

   11.02  Fiduciary Standards

        Each fiduciary shall discharge its duties with respect to the Plan solely in the interest of the Participants and Beneficiaries as follows:

             (a) For the exclusive purpose of providing benefits to Participants and their Beneficiaries;

             (b) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

             (c) By diversifying the investments of the Trust Fund so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and
             (d)      In   accordance  with  this  Plan  and   Trust
             Agreement.

   11.03  Fiduciaries Liable for Breach of Duty

        A fiduciary shall be liable, as provided in ERISA, for any breach of his fiduciary responsibilities. In addition, a fiduciary under this Plan shall be liable for a breach of fiduciary responsibility of another fiduciary under this Plan as provided under ERISA Section 405.

   11.04  Fiduciary May Employ Agents

        Any person or group of persons may serve in more than one fiduciary capacity with regard to the Plan. A fiduciary other than the Trustees may, with the consent of the Employer, employ one or more persons to render advice and assistance with regard to any function such fiduciary has under the Plan. The expenses of such persons shall be paid by the Trust, if not paid by the Employer.

   11.05  Authority Outlined

             (a)    Employer Authority

               The Employer has the authority to amend and terminate
             the Plan, to appoint and remove members of the Committee and to appoint and remove one or more Trustees.

             (b)    Committee Authority

               The Committee has the authority to:

                     (1) Determine eligibility for participation under the Plan;

                     (2) Determine any individual's entitlement to benefits hereunder;

                    (3)  Allocate the Employer's contributions;

                     (4) Determine the amount and allocation of the Trust income or loss;

                      (5)   Direct  the  Trustee  with  respect   to
                  additional valuations;

                       (6)     Maintain   separate   Accounts    for
                  Participants;

                     (7) Furnish, and correct errors in, statements of Accounts;

                     (8) Direct the Trustee with respect to the method, timing and media of distributions pursuant to Article 9;

                    (9)  Direct the segregation of assets;

                     (10) Direct distribution of the interests of incompetent persons and minors;

                     (11) Construe the Trust Agreement and determine
                  questions thereunder;

                    (12) Establish a funding policy;

                      (13)   Appoint  and  delegate  duties  to   an
                  investment manager;

                    (14) Employ advisors and assistants; and

                     (15) Direct the Trustees with respect to their duties and investments.

             (c)    Trustee Authority

               The Trustees have the authority to establish the fair
             market value of the Trust Fund, to value segregated Accounts, to employ advisors, agents and counsel, to hold the Trust assets and to render accounts of its administration of the Trust.

   11.06  Fiduciaries Not to Engage in Prohibited Transactions

        A fiduciary shall not cause the Plan to engage in a transaction if he knows or should know that such transaction constitutes a prohibited transaction under section 406 of ERISA or section 4975 of the Code, unless such transaction is exempted under section 408 of ERISA or section 4975 of the Code.

   ARTICLE 12.  ADMINISTRATIVE COMMITTEE

   12.01  Appointment of Administrative Committee

        The Employer shall appoint an Administrative Committee to manage and administer this Plan in accordance with the provisions hereof, with each member to serve for such term as the Employer may designate, or until a successor member has been appointed, or until removed by the Employer. Vacancies due to resignation, death, removal or other cause shall be filled by the Employer. Members shall serve without compensation for Committee service. All reasonable expenses of the Committee shall be paid by the Trust Fund.

   12.02  Committee Operating Rules

        The Committee shall act by agreement of a majority of its members, either by vote at a meeting or in writing without a meeting. By such action, the Committee may authorize one or more members to execute documents on its behalf and direct the Trustees in the performance of their duties hereunder. The Trustees, upon written notification of such authorization, shall accept and rely upon such documents until notified in writing that the authorization has been revoked by the Committee. The Trustees shall not be deemed to be on notice of any change in the membership of the
        Committee unless notified in writing. A member of the Committee, who is also a Participant hereunder, shall not vote or act upon any matter relating solely to himself. In the event of a deadlock or other situation that prevents agreement of a majority of the Committee members, the matter shall be decided by the Employer.

   12.03  Duties of Plan Administrator

        The Committee is the Plan Administrator under ERISA and shall have the duty and authority to comply with those reporting and disclosure requirements of ERISA that are specifically required of the Plan Administrator. The Plan Administrator is the agent for the service of legal process.

   12.04  Recordkeeping Duties of the Committee

        The Committee shall keep on file a copy of this Plan and Trust Agreement, including any subsequent amendments, all annual and interim reports of the Trustee and the latest annual report required under Title I of ERISA for examination by Participants during business hours.

   12.05  Committee Powers

        The Committee has the power and duty to do all things necessary or convenient to effect the intent and purpose of this Plan, whether or not such powers and duties are specifically set forth herein. Not in limitation but in amplification of the foregoing, the Committee shall have the power to construe the Trust Agreement and to determine all questions that shall arise hereunder, including, particularly, directions to and questions submitted by the Trustees on all matters necessary for it to discharge its power and duties properly. The Committee shall have the sole and complete discretion to interpret and administer the terms of the Plan and to determine eligibility for benefits and the amount of any such benefits pursuant to the terms of the Plan, and in so doing, the Committee may correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan, and such actions shall be conclusive. The Committee shall prescribe such forms, make such rules, regulations, interpretations and computations and shall take such other action to administer the Plan as it may deem appropriate. In administering the Plan, the Committee shall act in a nondiscriminatory manner to the extent required by section 401 and related sections of the Code and shall at all times discharge its duties with respect to the Plan in accordance with the standards set forth in section 404(a)(1) of ERISA.

   12.06  Committee to Establish Funding Policy

        The Committee shall establish a funding policy for the Trust Fund bearing in mind both the short-run and long-run needs and goals of the Plan. The Committee shall review such policy prior to the end of each Plan Year for its appropriateness under the circumstances then prevailing. The funding policy shall be communicated to the investment manager of the Trust Fund, if one has been appointed, so that the investment policy of the Trust Fund can be coordinated with Plan needs.

   12.07  Committee May Retain Advisors

        With the approval of the Employer, the Committee my from time to time or on a continuing basis, retain such agents and advisors including, specifically, attorneys, accountants, actuaries, investment counsel, consultants and administrative assistants, as it considers necessary to assist it in the proper performance of its duties. The expenses of such agents or advisors shall be paid by the Trust Fund.

   12.08  Claims Procedure

             (a)    Claim Must Be Submitted Within 60 Days

                 The   Committee   shall  determine   Participants',
             Alternate Payees' and Beneficiaries' rights to benefits under the Plan. In the event of a dispute over benefits, a Participant, Beneficiary or Alternate Payee may file a written claim for benefits with the Committee, provided that such claim is filed within 60 days of the date the Participant, Beneficiary or Alternate Payee receives notification of the Committee's determination.

             (b)    Requirements For Notice of Denial

                If  a  claim  is  wholly  or partially  denied,  the
             Committee shall provide the claimant with a notice of denial, written in a manner calculated to be understood by the claimant, setting forth:

                    (1)  The specific reason for such denial;

                      (2) Specific references to the pertinent provisions of the Plan on which the denial is based;

                    (3) A description of any additional material or information necessary for the claimant to perfect the claim with an explanation of why such material or information is necessary; and

                     (4) Appropriate information as to the steps to be taken if the claimant wishes to submit his or her claim for review.

                The  notice  of  denial  shall  be  given  within  a
             reasonable time period but no later than 90 days after the claim is filed, unless special circumstances require an extension of time for processing the claim. If such extension is required, written notice shall be furnished to the claimant within 90 days of the date the claim was filed stating the special circumstances requiring an extension of time and the date by which a decision on the claim can be expected, which shall be no more than 180 days from the date the claim was filed. If no notice of denial is provided as herein described, the claimant may appeal the claim as though the claim had been denied.

             (c)    Claimant's Rights if Claim Denied

               The claimant and/or his representative may appeal the
             denied claim and may:

                     (1) Request a review upon written application to the Committee;

                    (2)  Review pertinent documents; and

                     (3) Submit issues and comments in writing; provided that such appeal is made within 60 days of the date the claimant receives notification of the denied claim.

             (d)    Time Limit on Review of Denied Claim

                Upon  receipt of a request for review, the Committee
             shall provide written notification of its decision to the claimant stating the specific reasons and referencing specific plan provisions on which its decision is based, within a reasonable time period, but not later than 60 days after receiving the request, unless special circumstances require an extension for processing the review. If such an extension is required, the Committee shall notify the claimant of such special circumstances and of the date, no later than 120 days after the original date the review was requested, on which the Committee will notify the claimant of its decision.

             (e)      No   Legal  Recourse  Until  Claims  Procedure
             Exhausted

                In the event of any dispute over benefits under this
             Plan, all remedies available to the disputing individual under this Section 12.08 must be exhausted before legal recourse of any type is sought.

   12.09  Committee Indemnification

        To the fullest extent permitted by law, the Employer agrees to indemnify, to defend, and hold harmless the members of the Committee, individually and collectively, against any liability whatsoever for any (i) action taken or omitted by them in good faith in connection with this Plan and Trust or their duties hereunder, and (ii) expenses or losses for which they may become liable as a result of any such actions or non-actions, unless resultant from their own willful misconduct. The Employer may purchase insurance for the Committee to cover any of their potential liabilities with regard to the Plan and Trust.

   ARTICLE 13.  INVESTMENTS AND LOANS

   13.01  Investment Authority

        The Committee is hereby granted full power and authority to direct the Trustee to invest and reinvest the Trust Fund or any part thereof in accordance with the standards set forth in Article 11. Without limiting the generality of the foregoing, the Committee may direct the Trustee to invest in bonds, notes, mortgages, commercial or federal paper, preferred stock, common stock, or other securities, rights, obligations or property, real or personal, including shares and certificates of participation issued by investment companies or investment trusts. The Committee may direct the Trustee to acquire and hold common or preferred stock issued by the Employer if such stock, at the time of acquisition by the Trustee, constitutes no more than 25 percent of the fair market value of the Trust assets.

   13.02  Use of Mutual or Commingled Funds Permitted

        The Committee may direct the Trustee to cause any part or all of the assets of this Trust to be invested in mutual funds; or commingled with the assets of similar Trusts qualified under sections 401(a) and 501(a) of the Code, by causing such assets to be invested as part of a common fund of the Trustee or other fiduciary. To the extent that Trust assets are invested in any collective investment fund established and maintained by the Trustee for which the Trust is eligible, the declaration of trust establishing such funds is hereby adopted, and it is incorporated herein by this reference. Any assets of the Trust that are invested in any such fund will be held and administered by the Trustee under the terms of the fund's governing instrument.

   13.03  Trustees May Hold Necessary Cash

        The Committee may authorize the Trustees to hold in a cash or in a cash equivalent account such portion of the Trust Fund as may be deemed necessary for the ordinary administration of the Trust and disbursement of funds. Such funds may be deposited in any bank or savings and loan institution, subject to the rules and regulations governing such deposits.

   13.04  Trustees to Act Upon Committee Instruction

        The Trustees shall make investments promptly upon receiving instructions from the Committee, and shall retain such investment until instructed differently by the Committee. The Trustees shall comply promptly with instructions from the Committee to sell, convey, exchange, transfer, pledge, mortgage or otherwise dispose of or encumber any real or personal property held by it. To the extent permitted by law, the Trustees shall not be liable for the making of any investment at the direction of the Committee, for the retention of any such investment in the absence of directions from the Committee to dispose of it, or for the disposal or encumbrance of any investment at the direction of the Committee.

   13.05  Appointment of Investment Manager

        The power of the Committee to direct, control or manage the investment of the Trust Fund may be delegated to an investment manager appointed by the Committee. Such investment manager, if appointed, must acknowledge in writing that he is a fiduciary with respect to the Trust Fund and shall then have the power to manage, acquire, or dispose of any asset of the Trust Fund. An investment manager must be a person who is (i) registered as an investment advisor under the Investment Advisors Act of 1940; (ii) a bank, as defined in that Act; or (iii) an insurance company qualified to perform such services under the laws of more than one state. If an investment manager has been appointed, the Trustee shall neither be liable for acts or omissions of such investment manager nor be under any obligation to invest or otherwise manage any asset of the Trust Fund. The Committee shall not be liable for any act or omission of the investment manager in carrying out such responsibility, except to the extent that the Committee violated Section 11.02 of this Trust Agreement with respect to:

             (a)    Such designation;

             (b)     The  establishment  or  implementation  of  the
             procedures   for  the  designation  of  an   investment
             manager; or

             (c) Continuing the designation, in which case the Committee would be liable in accordance with Section 11.03.

   13.06  No Loans Permitted

        No loans to a Participant or Beneficiary from any portion of the Participant's Account shall be permitted.

   ARTICLE 14.  TRUSTEE

   14.01  Trustees Duties

        The  duties  of the Trustees shall be confined to  receiving and paying funds of the Trust, safeguarding and valuing Trust assets, investing and reinvesting the Trust Funds as provided in Article 13, and carrying out the directions of the Committee or of the investment manager if one has been appointed pursuant to Section 13.05. The directions of the Committee shall be in writing and bear the signature of one or more members designated as its authorized signator or signators, as provided in Section 12.02. The directions of an investment manager shall be in writing or in such other form as is acceptable to the Trustee. The Employer may, however, by resolution, authorize the Trustees to act with respect to any specific matter or class of matters without direction of the Committee and, in that event, delivery to the Trustees of a certified copy of such resolution shall authorize the Trustee so to act. The signature of one Trustee shall be binding upon all co-Trustees.

   14.02  Indicia of Ownership Must Be in United States

        The Trustees shall not maintain the indicia of ownership of any Trust assets outside the jurisdiction of the district courts of the United States, except as authorized by regulations issued by the Department of Labor.

   14.03  Permissible Trustees Action

        In the discharge of its duties, the Trustees have all the powers, authority, rights and privileges of an absolute owner of the Trust Fund and, not in limitation of but in amplification of the foregoing, may (i) receive, hold, manage, invest and reinvest, sell, exchange, dispose of, encumber, hypothecate, pledge, mortgage, lease, grant options respecting, repair, alter, insure, or distribute any and all property in the Trust Fund; (ii) borrow money, participate in reorganizations, pay calls and assessments, vote or execute proxies, exercise subscription or conversion privileges and register in the name of a nominee any securities in the Trust Fund; (iii) renew, extend the due date, compromise, arbitrate, adjust, settle, enforce or foreclose by judicial proceedings or otherwise or defend against the same, any obligations or claims in favor of or against the Trust Fund; (iv) exercise options, employ agents; and, (v) whether herein specifically referred to or not, do all such acts, take all such actions and proceedings and exercise all such rights and privileges as if the Trustee were the absolute owner of any and all property in the Trust Fund. The Trustees have no authority or duty to determine the amount of the Employer contribution or to enforce the payment of any Employer contribution to it.

   14.04  Trustee's Fees For Services and Advisors Retained

        The Trustee's fees for its services as Trustee shall be an amount mutually agreed upon by the Employer and the Trustee, and such fees shall be paid by the Trust Fund, with the exception that individual Trustees shall serve without compensation for their service as such. However, with the approval of the Employer, the Trustees may from time to time or on a continuing basis, retain such agents or advisors, including specifically accountants, attorneys, investment counsel and administrators, as they consider necessary to assist them in the proper performance of their duties. The expenses of such agents or advisors and all other expenses of the Trustees shall be paid by the Trust, to the extent not paid by the Employer.

   14.05  Annual Accounting and Asset Valuation

        Within a reasonable period following the close of each Plan Year, the Trustees shall render to the Employer an accounting of its administration of the Trust during the preceding year. The Trustees shall also report to the Committee regarding determinations of the value of the Trust Fund, as provided in Sections 7.01 and 7.02. Notwithstanding any other provisions of this Agreement, if the Trustees finds that the Trust Fund consists, in whole or in part, of property not traded freely on a recognized market or that information necessary to ascertain the fair market value thereof is not readily available to the
        Trustees, the Trustees shall request the Committee to instruct the Trustees as to the fair market value of such property for all purposes under the Plan and Trust Agreement. In such event, the fair market value placed upon such property by the Committee in its instructions to the Trustees shall be conclusive and binding. If the Committee fails or refuses to instruct the Trustees as to the fair market value of such property within a reasonable time after receipt of the Trustee's request so to do, the Trustees shall take such action as is required to ascertain the fair market value of such property including the retention of such counsel and independent appraisers as it considers necessary; and in such event the fair market value so determined shall be conclusive and binding.

   14.06  Trustee Removal or Resignation

        The  Trustees  may resign at any time upon 30  days  written notice to the Employer and the Committee or such shorter period as may be agreeable to the Employer. Upon receipt of instructions or directions from the Employer or the Committee with which the Trustees are unable or unwilling to comply, the Trustees may resign upon written notice to the Employer and the Committee, given within a reasonable time under the circumstances then prevailing. After its resignation, the Trustees have no liability to the Employer, the Committee, or any person interested herein for failure to comply with any instructions or directions. The Employer may remove the Trustees without cause at any time upon 30 days written notice. In case of resignation or removal of the Trustees, the said Trustees shall have the right of a settlement of its accounts, which may be made at the option of the Trustees, either by judicial settlement in an action in a court of competent jurisdiction or by agreement of settlement between the Trustees and the Employer. The
        Trustees shall not be required to transfer assets of the Trust Fund to a successor Trustee under Section 14.08, or otherwise until its accounts have been settled.

   14.07  Approval of Trustees Accounting

        The written approval of any Trustees accounting by the Employer or Committee shall be final as to all matters and transactions stated or shown therein and binding upon the Employer, Committee, and all persons who then shall be or thereafter shall become interested in this Trust. Failure of the Employer or Committee to notify the Trustees within 90 days after receipt of any accounting of its disapproval of such accounting shall be the equivalent of written approval.

   14.08  Trust Not Terminated Upon Trustees Removal or Resignation

        Resignation or removal of the Trustees shall not terminate the Trust. In the event of a vacancy in the trusteeship of this Trust occurring at any time, the Employer shall appoint a successor Trustee to take the place of any Trustee who has died, resigned or been removed. In the event of the death, resignation or removal of a Trustee and the failure of the Employer to appoint a successor within 30 days as herein provided, the remaining Trustees may, by unanimous vote, either select a successor Trustee or choose to function without filling such vacancy. Any such successor Trustee has all the powers and duties herein conferred upon the original Trustee. The title to all Trust property shall automatically vest in a successor Trustee without the execution or filing of any instrument or the doing of any act, but the resigning or removed Trustee shall, nevertheless, execute all instruments and do all acts that would otherwise be necessary to vest such title in any successor. The appointment of a successor Trustee may be effected by amendment to this Trust Agreement or by a board resolution of the Employer, with the agreement of the successor Trustee to act as such being evidenced by its execution of such amendment or acceptance of such board resolution.

   14.09  Trustees May Consult With Legal Counsel

        The Trustees may consult with legal counsel (who may or may not be counsel to the Employer) concerning any question that may arise with reference to its duties under this Agreement.

   14.10    Trustees  Not  Required  to  Verify  Identification   or
        Addresses

        The Trustees shall not be required to make any investigation to determine the identity or mailing address of any person entitled to benefits under this Agreement and shall be entitled to withhold making payments until the identity and mailing address of any person entitled to benefits are certified by the Committee. In the event that any dispute arises as to the identity or rights of persons entitled to benefits hereunder, the Trustees may withhold payment of benefits until such dispute has been determined by a court of competent jurisdiction or has been settled by written stipulation of the parties concerned.

   14.11  Individual Trustee Rules

        The action of individual Trustees shall be determined by the vote or other affirmative expression of the majority thereof, and they shall designate one of their members to keep a record of their decision on matters to be determined hereunder and of all dates, documents and other matters pertaining to their administration of this Trust. However, no Trustee who is a Participant shall vote on any action relating specifically to himself, and in the event the remaining Trustees by majority vote thereof are unable to come to a determination of any such question, the matter shall be decided by the Employer.

   14.12  Indemnification of Trustee and Insurance

        To the fullest extent permitted by law, the Employer agrees to indemnify, to defend, and to hold harmless the Trustees, individually and collectively, against any liability whatsoever for any action taken or omitted by such Trustees in good faith in connection with this Plan and Trust or duties hereunder and for any expenses or losses for which the Trustees may become liable as a result of any such actions or non-actions unless resultant from willful misconduct. The Employer may purchase insurance for the Trustees to cover any of their potential liabilities with regard to the Plan and Trust.

   14.13  Income Tax Withholding

        In making payments from the Trust, the Trustees shall be liable for federal income tax withholding, and shall withhold the appropriate amount of tax, if any, as provided by applicable law and regulation, from any payment made to a Participant, Beneficiary or Alternate Payee, unless the Committee does not provide the Trustees with the necessary information as set forth in regulations, in which case the Committee shall assume all relevant liability.

   ARTICLE 15.  AMENDMENT, TERMINATION AND MERGER

   15.01  Trust is Irrevocable

        The Trust shall be irrevocable but shall be subject to amendment and termination as provided in this Article 15.

   15.02  Employer May Amend Trust Agreement

        The Employer reserves the right to amend this Trust Agreement to any extent and in any manner that it may deem advisable by action of the Employer. The Employer, the Trustee, all Participants, their Beneficiaries and all other persons having any interest hereunder shall be bound by any such amendment; provided, however, that no amendment shall:

             (a) Cause or permit any part of the principal or income of the Trust to revert to the Employer or to be used for, or be diverted to, any purpose other than the exclusive benefit of Participants or their Beneficiaries;

             (b) Change the duties or liabilities of the Trustee without its written assent to such amendment;

             (c) Adversely affect the then accrued benefits of any Participants; or

             (d) Eliminate an optional form of distribution for Account balances accrued before such amendment, except as allowed under the Code.

   15.03   Employer May Terminate Plan or Discontinue Profit Sharing
        Contributions

        The Employer has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely and that it will be able to make its profit sharing contributions indefinitely, but the Employer shall be under no obligation to continue to maintain its Profit Sharing Contributions nor to maintain the Plan for any given length of time. The Employer may, in its sole discretion, completely discontinue its contributions or terminate the Plan at any time without any liability whatsoever. In the event of the earlier of (i) the termination of the Plan, or
        (ii) the complete discontinuance of profit sharing contributions hereunder, the full value of the applicable Accounts of all Participants of the terminated Plan shall become fully vested and nonforfeitable. In the event of partial termination of the Plan, the full value of the applicable Accounts of the Participants involved in the partial termination shall become fully vested and nonforfeitable.

   15.04  Timing of Plan Termination

        The Plan shall terminate (i) upon the date specified in a written notice of such termination, executed by the Employer and delivered to the Trustee; or (ii) on the earlier of (A) the complete accomplishment of all purposes for which the Plan was created, or (B) the death of the last person entitled to receive any benefits hereunder who is living at the date of execution of the Trust Agreement. However, if, upon the death of such last survivor, the Trust may continue for a longer period without violation of any law of the jurisdiction to which the Trust is subject, the Trust shall not be terminated upon the death of such last survivor but shall continue until the complete accomplishment of all the purposes for which the Plan and Trust are created, unless sooner terminated under the other provisions hereof.

   15.05  Action Required Upon Plan Termination

        Upon the termination of this Plan and after payment of all expenses of the Trust, including any compensation then due the Trustee and agents of the Committee, the Trust assets and all Participants' Accounts shall be revalued according to the procedures provided in Article 7. Limitation Accounts held pursuant to Article 5 shall be allocated as of the date the Plan is terminated in accordance with Articles 4 and 5. Suspense Accounts shall be allocated to the Accounts of the Participants for whom they were established, to the extent permissible under the Code. The Trustee shall hold and distribute such Accounts as directed by the Committee in accordance with the provisions of Article 9. Upon such termination, if the Employer has ceased to exist, all rights, powers, and duties to be exercised or performed by the Employer shall thereafter be exercised or performed by the Committee, including the filling of vacancies on the Committee and the amending of the Plan. In the event the Committee is unable to perform, all rights, powers and duties shall be performed by the Trustee.

   15.06  Nonreversion of Assets

        Except as provided in Section 4.02(c), in no event shall any part of the principal or income of the Trust revert to the Employer or be used for or diverted to any purpose other than the exclusive benefit of Participants or their Beneficiaries.

   15.07  Merger or Consolidation Cannot Reduce Benefits

        In no event shall this Plan be merged or consolidated with any other plan, nor shall there be any transfer of assets or liabilities from this Plan to any other plan unless immediately after such merger, consolidation or transfer, each Participant's benefits, if such other plan were then to terminate, are at least equal to or greater than the benefits which the Participant would have been entitled to had this Plan been terminated immediately before such merger, consolidation or transfer.

   ARTICLE 16.  ASSIGNMENTS

   16.01  No Assignment

        Except  as  provided  below,  the  interest  herein  of  any
        Participant, former Participant or Beneficiary, whether vested or not, shall not be subject to alienation, assignment, pledging, encumbrance, attachment, garnishment, execution, sequestration, or other legal or equitable process, or transferability by operation of law in the event of bankruptcy, insolvency or otherwise.

   16.02  Qualified Domestic Relations Order Permitted

        The provisions of Section 16.01 above shall not prevent the creation, assignment or recognition of any individual's right to a benefit payable with respect to a Participant pursuant to a Qualified Domestic Relations Order ("QDRO"). The Committee shall direct that payments under a QDRO be made by the Trustee pursuant to the QDRO.

             (a)     Not  All Domestic Relations Orders  Qualify  as
             QDROs

                The  Committee  shall establish  reasonable,  timely
             procedures (i) to determine whether a domestic relations order is a QDRO and (ii) to notify affected parties as specified in section 414(p)(6) of the Code.

             (b)    Payments May Occur Before Termination of Service

                The  Plan  may make benefit payments to an Alternate
             Payee under a QDRO before the Participant's termination of Service, and any such payment shall be made no earlier than the date specified in the QDRO, or in accordance with sections 414(p)(3), (4) and (5) of the Code.

             (c)    Separate Accounting of Alternate Payee's Account

                During  any period in which the issue of  whether  a
             domestic relations order is a QDRO is being determined by the Committee, a court of law or otherwise, the Committee shall separately account for the amounts (with investment income and loss) that are involved.

   ARTICLE 17.  ADOPTION OF THE PLAN BY AFFILIATED EMPLOYERS

   17.01  General

        The purpose of this Article 17 is to describe the terms and conditions under which an Affiliated Employer may adopt and become a Member Employer under this Plan for the benefit of its Eligible Employees.

   17.02  Written Consent Required

        Any Affiliated Employer may, with the written consent of the Employer, become a Member Employer under this Plan by executing a Subscription Agreement under which it shall agree:

             (a) To be bound by all the provisions of the Plan in the manner set forth herein;

             (b) To pay its share of the expenses of the Plan as they may be determined from time to time in the manner specified in this Article 17; and

             (c) To provide the Employer and the Committee with full, complete and timely information on all matters necessary to them in the operation of this Plan.

   17.03  Rights of Member Employer

        In the event of the adoption of this Plan by an Affiliated Employer, the following shall apply with respect to the participation of such Affiliated Employer as a Member Employer hereunder:

             (a) All the terms and conditions of the Plan as set forth in the preceding Articles 1 through 16 shall apply to the participation of such Affiliated Employer and its Employees in the same manner as set forth for the Employer and its Employees, except as follows:

                     (1) The right to designate an Affiliated Employer is specifically reserved to the Employer.

                     (2) The right to appoint the Administrative Committee is specifically reserved to the Employer so long as the Employer participates under the Plan; provided that a Member Employer may appoint an Advisory Committee of such composition and size as it may determine to advise the Committee on any matters affecting such member Employer or its Employees who are Participants under the Plan. The Committee shall be entitled to rely on any information furnished it by any such Advisory Committee in the same manner as if furnished by the Member Employer appointing such Advisory Committee, but in no event shall the existence of any such Advisory Committee modify or otherwise limit any of the powers of duties of the Committee under the Plan.

                     (3) The right to direct, appoint remove, approve the Accounts of or otherwise deal with the Trustee is specifically reserved to the Employer so long as the Employer participates under the Plan.

                    (4) The right to amend the Plan is specifically reserved to the Employer so long as the Employer participates under the Plan, and any such amendment, unless otherwise specified therein, shall be fully binding with respect to the participation of any Member Employer, provided that this reservation shall in no event be construed to prevent any Member Employer from terminating at any time its participation as a Member Employer in this Plan.

             (b) In the operation of the Plan with respect to a Member Employer, the term "effective date" shall mean the effective date set forth in this Agreement or such other date as specified in such Member Employer's Subscription Agreement, as appropriate to the particular circumstances.

   17.04  Member Employer May Terminate Participation

        Any Member Employer may at any time elect to terminate its participation in this Plan, or the Employer or any Member Employer may elect at any time by appropriate amendment or action affecting only its own status hereunder to disassociate itself from this Plan but to continue the Plan as it pertains to itself and its Employees as an entity separate and distinct from this Plan if otherwise permitted by law. Termination of the participation of any Member Employer and/or the Employer shall not affect the participation of any other Member Employer and/or the Employer nor terminate the Plan with respect to them and their Employees; provided that, if the Employer terminates its participation, or disassociates itself, then each remaining Member Employer shall make such arrangement and take such action as may be necessary to assume the duties of the Employer in providing for the operation and continued administration of the Plan and Trust as the same pertains to the Member Employer.

   17.05  Member Employer Liability

        Each Member Employer shall be liable for and shall pay at least annually to the Employer its fair share of the expenses of operating the Plan. The amount of such charges to each Member Employer shall be determined by the Committee in its sole discretion; provided that, except with respect to charges incurred solely on account of a Member Employer's segregated transaction, no Member Employer shall be charged with a greater proportion of any expenses of Plan operation than the ratio that the number of Participants who are or were its Employees bears to the total of all Participants.

                EXECUTION OF PLAN AND TRUST AGREEMENT


   This amendment and restatement of the Bio-Rad Laboratories, Inc. Employees' Deferred Profit Sharing Retirement Plan and the Trust Agreement related thereto, is hereby executed this 21st day of December, 1994.



   TRUSTEES:                               BIO-RAD LABORATORIES, INC.:



   /s/ David Schwartz                        /s/ David Schwartz
   David Schwartz                            (Signature)

   /s/ James Viglienzone                     President
   James Viglienzone                         (Title)